Exhibit 32.2

          CERTIFICATION BY CHIEF FINANCIAL OFFICER
             PURSUANT TO 18 U.S.C. SECTION 1350
       (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


      In connection with the Quarterly Report of Werner Enterprises, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2005, (the "Report") filed with the Securities and Exchange Commission, I, John J. Steele, Senior Vice President, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The  Report fully  complies with the requirements of
        Section  13(a) or 15(d)  of the  Securities Exchange
        Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 1, 2005                     /s/ John J. Steele
                                   -------------------------
                                   John J. Steele
                                   Senior Vice President, Treasurer and
                                   Chief Financial Officer